Exhibit 99.02

CBCA Care Management, Inc.
Balance Sheet (Unaudited)
June 30, 2004
ASSETS
CURRENT ASSETS
Accounts receivable, less allowance for doubtful accounts $11,917     $  461,138
Prepaid expense and other assets                                         128,332
                                                                      ----------
Total current assets                                                     589,470

LEASEHOLD IMPROVEMENTS AND EQUIPMENT                                     221,852
Less accumulated depreciation                                             33,665
                                                                      ----------
                                                                         188,187
INTANGIBLES AND OTHER ASSETS
Goodwill                                                                 699,096
Other intangible assets, net of accumulated amortization $116,113        180,733
Prepaid expense                                                          128,035
Deferred income taxes                                                      4,100
                                                                      ----------
                                                                       1,011,964
                                                                      ----------
                                                                      $1,789,621
                                                                      ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES, accounts payable and accrued expenses            $  322,186
                                                                      ----------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Common stock, no par value, 200 shares authorized,
issued and outstanding                                                      -
Additional paid-in capital                                             1,398,177
Retained earnings                                                      1,942,106
Less, accounts receivable, Parent Company                            (1,872,848)
                                                                      ----------
Total stockholder's equity                                             1,467,435
                                                                      ----------
                                                                      $1,789,621
                                                                      ==========
See Notes to Financial Statements.

CBCA Care Management, Inc.
Statements of Income (Unaudited)
For the Six Months Ended June 30, 2004 and 2003
                                                            2004        2003
                                                        ----------- -----------
Revenues                                                $ 3,833,463 $ 3,041,363
Cost of revenues                                          2,504,297   2,238,959
                                                        ----------- -----------
Gross profit                                              1,329,166     802,404
                                                        ----------- -----------
Operating expenses:
Selling, general and administrative                          99,879     147,867
Depreciation and amortization                                34,196      31,867
                                                        ----------- -----------
Total operating expenses, before allocated overhead         134,075     179,734
                                                        ----------- -----------
Operating income, before allocated overhead expenses      1,195,091     622,670
Allocated overhead expenses                                 497,736     347,484
                                                        ----------- -----------
Income before income taxes                                  697,355     275,186
Federal and state income taxes                              279,000     110,000
                                                        ----------- -----------
Net income                                              $   418,355  $  165,186
                                                        ============ ==========
Net Income Per Share - Basic and Diluted                $     2,092  $      826
                                                        ============ ==========
Weighted Average Common Shares Outstanding                      200         200
                                                        ============ ==========

See Notes to Financial Statements.

CBCA Care Management, Inc.
Statements of Stockholder's Equity (Unaudited)
For the Six Months Ended June 30, 2004 and 2003
                                Common Stock    Retained        Additional
                           Shares       Amount  Earnings     Paid-in Capital
Balance, December 31, 2002 $ 200        $ -     $   921,955     $ 1,398,177
Net income                   -            -         165,186            -
                           ---------------------------------------------------
Balance, June 30, 2003     $ 200        $ -     $ 1,087,141     $ 1,398,177
                           ===================================================

Balance, December 31, 2003 $ 200        $ -     $ 1,523,751     $ 1,398,177
Net income                   -            -         418,355            -
                           ---------------------------------------------------
Balance, June 30, 2004     $ 200        $ -     $ 1,942,106     $ 1,398,177
                           ===================================================

See Notes to Financial Statements.

CBCA Care Management, Inc.
Statements of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2004 and 2003
                                                                   2004       2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                      $ 418,355  $ 165,186
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization                                      34,196     31,867
Deferred income taxes                                               8,800    (29,300)
Changes in operating assets and liabilities:
Accounts receivable                                               (49,712)   643,134
Prepaid expenses and other assets                                  (5,544)   (24,329)
Accounts payable and accrued expenses                              65,039   (145,897)
                                                                ---------- ----------
Net cash provided by operating activities                         471,134    640,661
                                                                ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of leasehold improvements and equipment                  (72,665)   (40,780)
Net (advances) to Parent                                         (398,469)  (599,881)
                                                                ---------- ----------
Net cash (used in) investing activities                          (471,134)  (640,661)
                                                                ---------- ----------
Net increase in cash                                                 -          -
CASH AND CASH EQUIVALENTS
Beginning                                                            -          -
                                                                ---------- ----------
Ending                                                          $    -     $    -
                                                                ========== ==========
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND
FINANCING ACTIVITIES, income tax obligation satisfied
through Parent Company receivable                               $ 270,200  $ 139,300

See Notes to Financial Statements.

CBCA Care Management, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1.

CBCA Care Management, Inc. (the Company) is a wholly-owned subsidiary of CBCA Inc. (Parent Company).

The Company provides case management, utilization review and specialty programs. Case management services consist of medical professionals managing a patient's care as to appropriateness while containing costs. Utilization review focuses on the appropriateness of care involving a hospital stay or elective procedure by providing Predetermination, Inpatient Certification, Discharge Planning, Outpatient UR and Retrospective UR. Specialty programs include maternal and newborn, disease management, nurse 411 helpline and behavioral health services.

The accompanying financial statements for the six months ended June 30, 2004 and 2003 are unaudited and reflect all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the interim periods. These unaudited financial statements should be read in conjunction with the Company's audited financial statements for the year ended December 31, 2003. The results of operations for the six months ended June 30, 2004 are not necessarily indicative of the results for the entire year ending December 31, 2004.

Accounting estimates and assumptions: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Earnings per common share: Basic earnings per share is computed by dividing net income by the weighted average number of shares outstanding during each of the periods. Since there are no dilutive securities, diluted earnings per share is the same amount.

Note 2.

The Company receives services from its Parent Company for accounting, human resources, information technology, legal, administrative support and various other services. The Parent Company also pays certain direct expenses relating to those functions. The Parent Company allocates these expenses based on criteria that best match the related service or expense. Allocations charged to the Company for the six months ended June 30, 2004 and 2003 were approximately $498,000 and $348,000, respectively.

The Company and other affiliates are co-borrowers on a credit facility in the amount of $4,000,000 at June 30, 2004 and 2003 and expire October 2006 and February 14, 2004, respectively. The loans bear interest at 6.25% at June 30, 2004 and 2003. The Company and other affiliates have pledged substantially all their assets as part of this agreement. Advances on the loans are recorded as a liability by the Parent Company and have balances of $4,000,000 at June 30, 2004 and 2003.

Note 3.

The Company has customers which comprise the following percentage of Company revenues for the six months ended June 30, 2004 and 2003 and accounts receivable at June 30, 2004 and 2003.

                  2004                    2003
                     Accounts                Accounts
             Revenue Receivable      Revenue Receivable
Customer A     10.8%   14.7%           15.7%    8.0%
Customer B     18.0    24.4              *       *
Customer C     10.6      -               *       *

* Represented less than 10% of revenues.


Note 4.

On September 22, 2004 the Parent Company sold its stock in the Company to Patient Infosystems, Inc. for $7,100,000 in cash, subject to adjustments. As part of the sale agreement, the Company has been released from the financing agreement discussed in Note 5.

On August 8, 2004 a prepaid service contract with a subcontractor was cancelled. Prepaid expenses of approximately $138,000 were expensed at that time.